                                                                   EXHIBIT 10.82


April 13, 2001

Bankers Insurance Group, Inc.
360 Central Avenue
St. Petersburg, Florida 33731

RE:      AMENDMENT/EXTENSION/TERMINATION OF EXISTING AGREEMENTS

WHEREAS, Insurance Management Solutions, Inc. ("IMS"), a wholly-owned subsidiary of Insurance Management Solutions Group, Inc. ("IMSG"), is currently providing insurance administration services to Bankers Security Insurance Company ("BSIC"), First Community Insurance Company ("FCIC"), and Bankers Insurance Company ("BIC") pursuant to separate insurance administration services agreements (as amended to date, the "Services Agreements") all dated January 1, 1998, between IMS and each of BSIC, FCIC and BIC (collectively, the "Insurance Subsidiaries"),;

WHEREAS, the term of each of the Services Agreements is scheduled to expire on June 1, 2001, unless renewed pursuant to its terms;

WHEREAS, the respective parties desire to extend the term of each of the Services Agreements for an additional period of eighteen (18) months, subject to the terms and conditions set forth herein;

WHEREAS, the respective parties desire to amend the Service Agreements to provide for the continuing provision of insurance administration services at current, competitive rates;

WHEREAS, the parties desire that the Insurance Subsidiaries assume responsibility for data and technical services (and assume the personnel and accompanying payroll of those persons providing such technical and data services) that were previously provided by IMS to the Insurance Subsidiaries under the Services Agreements;

WHEREAS, Bankers Insurance Group, Inc. ("BIG") provides certain management support services to IMS pursuant to a certain Administrative Services Agreement (as amended to date, the "Administration Agreement"), dated January 1, 1998, between IMS and BIG;

WHEREAS, BIG and IMS desire to terminate the existing Administration Agreement and enter into a new Corporate Services Agreement (the "Corporate Services Agreement") pursuant to which BIG will provide certain corporate marketing and training services to IMS;

WHEREAS, IMS provides certain system development support services to BIG pursuant to a certain Technical Support Services Agreement (as amended to date, the "Old Support Agreement") dated April 1, 1999, between IMS and BIG,; and

WHEREAS, IMS and BIG wish to terminate the Old Support Agreement and enter into a new Technical Support Services Agreement (the "New Support Agreement") pursuant to which BIG will assume certain personnel and obligations of IMS and provide certain data and technical support services to IMS.

Bankers Insurance Group, Inc.
4/13/01
Page 2

NOW, THEREFORE, IMS, BIG, BSIC, BIC and FCIC hereby agree as follows:

I.       Amendments to Services Agreements:
         IMS and the Insurance Subsidiaries hereby agree that, effective June 1, 2001 (a) the term of each of the Services Agreements shall be extended to December 1, 2002 and (b) the following service fee schedule shall apply:

                                                 POLICY PROCESSING
         ---------------------------------------------------------------------------------------------------
         LINE OF BUSINESS            SERVICE FEE    CONSIDERATION
         --------------------------- -------------- --------------------------------------------------------
         Flood                       5.5%           Based upon direct written premium and 60% of Flood
                                                    business processed via internet *
         --------------------------- -------------- --------------------------------------------------------
         Homeowners                    7%           Based upon direct written premium
         --------------------------- -------------- --------------------------------------------------------
         Commercial                    3%           Based upon direct written premium
         --------------------------- -------------- --------------------------------------------------------
         Auto                        No Change      Once new system created then services fees will be
                                                    amended, upon mutual agreement, for this Line of
                                                    Business
         ---------------------------------------------------------------------------------------------------
                                                 CLAIMS PROCESSING
         ---------------------------------------------------------------------------------------------------
         LINE OF BUSINESS            SERVICE FEE    CONSIDERATION
         --------------------------- -------------- --------------------------------------------------------
         Flood                       3.3%           Based upon net claim after deductible
         --------------------------- -------------- --------------------------------------------------------
         All other Claims Service    No Change

         ---------------------------------------------------------------------------------------------------
                                                    AS 400 USAGE
         ---------------------------------------------------------------------------------------------------
         The Insurance Subsidiaries shall pay an aggregate flat fee of Ten Thousand Dollars ($10,000) per month for AS 400 usage

         ---------------------------------------------------------------------------------------------------
                                             DATA AND TECHNICAL SUPPORT
         ---------------------------------------------------------------------------------------------------
         IMS will no longer provide data and technical support services to the Insurance Subsidiaries under the Services Agreements.
         ---------------------------------------------------------------------------------------------------

         IMS and the Insurance Subsidiaries hereby further agree to act in good faith to execute and deliver, on or before June 1, 2001, a more definitive amendment to the Services Agreements incorporating the terms set forth herein. In the event that such a definitive amendment to the Services Agreements has not been executed and delivered by June 1, 2001, however, the parties agree that the amendments to the Services Agreements provided for herein shall be binding and given full force and effect.

         * Within sixty (60) calendar days after IMS provides internet access (which shall include deployment of the internet access into live production) to the Insurance Subsidiaries' insurance sales agents for the Flood insurance line of business ("Internet Access Milestone"), the Insurance Subsidiaries shall ensure that within any monthly billing period a minimum of sixty percent (60%) of all new business that is processed by IMS for the Flood insurance line of business is processed via internet access but rather without the manual intervention of IMS. If in any given monthly billing period, after the Internet Access Milestone, more than forty percent (40%) of such new Flood insurance line of business is not processed by IMS via internet access and with the manual intervention of IMS, then the Insurance Subsidiaries shall retroactively pay IMS on a time and material basis for the manual processing of any new business that is in excess of the forty percent (40%) level.

Bankers Insurance Group, Inc.
4/13/01
Page 3

II. Termination of Administration Agreement/Execution of Corporate Services Agreement
         IMS and BIG hereby agree that the Administration Agreement shall be terminated effective April 1, 2001. IMS and BIG hereby further agree to act in good faith to negotiate, execute and deliver, on or before June 1, 2001, the Corporate Services Agreement, pursuant to which BIG shall provide, among other things, the following services to IMS at the rates specified below:

         ---------------------------------------------------------------------------------------------------
                                                CORPORATE MARKETING
         ---------------------------------------------------------------------------------------------------
         FUNCTION                    HOURLY RATE     SERVICES
         --------------------------- --------------- -------------------------------------------------------
         Graphic Design & Writing    $ 55            Basic brochures, letters, proposals, and sales
                                                     presentations
         --------------------------- --------------- -------------------------------------------------------
         Administrative Fees         $ 40            Promotional items, ordering follow-up, meeting
                                                     management, and business cards
         --------------------------- --------------- -------------------------------------------------------
         Web Site Development        $ 75            Site planning, design and formatting, navigation, and
                                                     animation and effects.
         --------------------------- --------------- -------------------------------------------------------
         Creative/Marketing          $100
         Management and Strategy

         ---------------------------------------------------------------------------------------------------
                                                 CORPORATE TRAINING
         ---------------------------------------------------------------------------------------------------
         FUNCTION                    HOURLY RATE     SERVICES
         --------------------------- --------------- -------------------------------------------------------
         DDI Training                $ 42            Leadership training
         --------------------------- --------------- -------------------------------------------------------

         In the event that the Corporate Services Agreement has not been executed and delivered by June 1, 2001, BIG hereby agrees to provide the foregoing services to IMS at the above specified rates until the earlier of (a) the execution and delivery of the Corporate Services Agreement, or (b) December 31, 2002.

III.     Termination of Old Support Agreement/Execution of New Support
         Agreement:
         IMS and BIG hereby agree that the Old Support Agreement shall be terminated effective April 1, 2001. IMS and BIG hereby further agree to act in good faith to negotiate, execute, and deliver the New Support Agreement, pursuant to which BIG shall provide, among other things, the following data and technical support services to IMS at the rates specified below:

         ---------------------------------------------------------------------------------------------------
                                                 TECHNICAL SUPPORT
         ---------------------------------------------------------------------------------------------------
         FUNCTION                                                                   PER MONTH/EMPLOYEE RATE
         -------------------------------------------------------------------------- ------------------------
         Desktop and Telecom Support                                                $130
         -------------------------------------------------------------------------- ------------------------
         Microsoft Desktop Software                                                 $ 50
         -------------------------------------------------------------------------- ------------------------
         Internet Usage, Firewall                                                   $ 10
         -------------------------------------------------------------------------- ------------------------
         Maintenance of Infrastructure, AS 400 Infrastructure and Basic Upgrades    $ 10
         -------------------------------------------------------------------------- ------------------------
         Development                                                                Time and Materials Rate
         -------------------------------------------------------------------------- ------------------------

         In the event that the New Support Agreement has not been executed and delivered by June 1, 2001, BIG hereby agrees to provide the foregoing data and technical support services to IMS at the above specified rates until the earlier of (a) the execution and delivery of the New Support Agreement or (b) December 1, 2002.

Bankers Insurance Group, Inc.
4/13/01
Page 4

IV. If either party should bring any legal action alleging breach of this Letter Agreement or seeking to enforce, rescind, renounce, declare void or terminate this Letter Agreement or any provisions hereof, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorney's fees were incurred.

V. The parties agree not to disclose the terms and conditions of this Letter Agreement to any third party, except (a) as required in the normal conduct of their respective businesses or (b) as required by law or regulation including, without limitation, any federal securities law or regulation.

VI.      Legal Effect:
         This Letter Agreement shall constitute a definitive and binding agreement by and among the parties hereto.

         If you are in agreement with the foregoing, please indicate by signing this Letter Agreement in the space set forth below.

                                           Sincerely,



                                           David M. Howard, President
                                           Insurance Management Solutions, Inc.

Bankers Insurance Group, Inc.
4/13/01
Page 5

Accepted and agreed to as of
this 13th day of April, 2001

IMS:
Insurance Management Solutions, Inc.

By:   /s/ D. M. Howard
    --------------------------------
As Its:   President/CEO
        ----------------------------
Date:     4/13/01
      ------------------------------

BIG:
Bankers Insurance Group, Inc.

By:   /s/ Robert G. Menke
    --------------------------------
As Its:   President/CEO
        ----------------------------
Date:     4/13/01
      ------------------------------

Insurance Subsidiaries:

Bankers Insurance Company
("BIC")

By:   /s/ Robert G. Menke
    --------------------------------
As Its:   President/CEO
        ----------------------------
Date:     4/13/01
      ------------------------------

First Community Insurance Company
("FCIC")

By:   /s/ Robert G. Menke
    --------------------------------
As Its:   President/CEO
        ----------------------------
Date:     4/13/01
      ------------------------------

Bankers Security Insurance Company
("BSIC")

By:   /s/ Robert G. Menke
    --------------------------------
As Its:   President/CEO
        ----------------------------
Date:     4/13/01
      ------------------------------